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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2000


                             OXFORD AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)



       Michigan                         333-75849                38-3262809
(State or other jurisdiction        (Commission File           (IRS Employer
   of incorporation)                     Number)             Identification No.)



                             1250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (248) 577-1400



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 16, 2000 (the "Closing Date") pursuant to an Asset Purchase Agreement, dated as of such date (the "Purchase Agreement"), among CE Technologies, Inc., a Michigan corporation, and Tool and Engineering Company, a Michigan corporation, each a wholly-owned subsidiary of Oxford Automotive, Inc. (the "Registrant") and Farley, Inc., a Delaware corporation and Tool & Engineering Company of Detroit, Inc., a Michigan corporation (collectively, "Farley") the Registrant acquired the automotive engineering, design and prototype service business of Farley (the "Technology Division"). The purchase price for the Technology Division was $6,070,000, subject to a Closing Date working capital adjustment, if applicable. On the Closing Date, $5,070,000 of the total purchase price was paid to Farley and $1,000,000 was placed in escrow, pending any applicable purchase price adjustment or indemnification claim.

The consideration provided for in the Purchase Agreement for the Technology Division was determined by the Registrant after a complete review of the Technology Division's operations and negotiations between representatives of the Registrant and Farley. The acquisition of the Technology Division was financed from the Registrant's available cash and the proceeds from the Registrant's existing credit facility with Bank One, Michigan, as agent.

The Technology Division is a full service provider of early phase product design as well as a leader in large die prototyping and complex weld assemblies. The division also provides supplemental design and engineering services to the automotive OEM's and Tier 1 suppliers. The Registrant intends to continue and expand the current operations of the Technology Division.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired.

         Financial Statements will be filed by amendment pursuant to Item 7(a)(4) on or prior to May 1, 2000

    (b)  Pro Forma Financial Information.

         Pro Forma Financial Information will be filed by amendment pursuant to
         Item 7(b)(2) on or prior to May 1, 2000

    (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               OXFORD AUTOMOTIVE, INC.

                               /S/ AURELIAN BUKATKO
                               --------------------------
                               Aurelian Bukatko,
                               Senior Vice President and Chief Financial Officer

Dated:   March 1, 2000

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                                  EXHIBIT INDEX

Ex. No.          Description

2.1 Asset Purchase Agreement, dated as of February 16, 2000, among CE Technologies, Inc. and Tool and Engineering Company, and Farley, Inc., and Tool & Engineering Company of Detroit, Inc. The Asset Purchase Agreement does not contain certain exhibits and schedules which are described in the Asset Purchase Agreement. The Registrant will furnish a copy of the omitted material to the Commission upon request.